SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    December 14, 2004
                                                 -------------------------------

                            Nicolet Bankshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Wisconsin                      000-50248                47-0871001
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                           110 South Washington Street
                           Green Bay, Wisconsin 54301
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code      (920) 430-1400
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.   OTHER EVENTS

     On December 15, 2004, Nicolet Bankshares, Inc. (the "Company") will mail to its shareholders the attached correspondence announcing the Company's intent to engage in a going-private transaction. The letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.   EXHIBITS

     The following exhibit is filed as part of this report:

     Exhibit          Description
     -------          -----------

     99.1             Letter to shareholders dated December 15, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NICOLET BANKSHARES, INC.


Date: December 14, 2004             By:  /s/ Jacqui A. Engebos
                                       ------------------------------------
                                        Jacqui A. Engebos
                                        Chief Financial Officer


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